Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, David Ben-Yair, Chief Financial Officer of TraceGuard Technologies Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-QSB of TraceGuard Technologies Inc. for the three month period ended March 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Integrated Brand Solutions Inc.

Date: October 22, 2006

/s/ David Ben-Yair

David Ben-Yair
Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement, required by section 906, has been provided to Traceguard Technologies Inc. and will be retained by Traceguard Technologies Inc. and furnished to the Securities and Exchange Comission or it staff, upon request.